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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 30, 2005


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                   0-19027                      84-1057605
(State or other jurisdiction       (Commission                   (IRS Employer
     of incorporation)             File Number)                Identification #)


              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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                                EXPLANATORY NOTE

     On December 30, 2005, Simtek Corporation ("Simtek") closed its acquisition from Zentrum Mikroelektronik Dresden AG ("ZMD") of certain assets related to ZMD's nvSRAM product line pursuant to a previously announced Asset Purchase Agreement dated December 7, 2005. Simtek is filing this Amendment No. 1 to Form 8-K to provide the financial information required under Item 9.01 of Form 8-K. On January 3, 2006, Simtek filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.

Item 9.01   Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired

         Attached as Exhibit 99.2 are the Report of Independent Registered Public Accounting Firm, the audited Statements of Finished Goods Inventory as of December 30, 2005 and December 31, 2004, the audited Statements of nvSRAM Contribution for the period from January 1, 2005 to December 30, 2005 and for the year ended December 30, 2004, and the Notes to Statements of ZMD. Exhibit
99.2 is incorporated by reference herein in its entirety. ZMD did not account for the nvSRAM assets acquired as a complete business. Therefore, the financial statements provided reflect the assets acquired at ZMD's cost basis as of the applicable balance sheet dates and the nvSRAM revenues and all direct expenses related to the nvSRAM assets.

     (b) Pro Forma Financial Information.

         Attached as Exhibit 99.3 are the unaudited pro forma combined statements of operations for Simtek and the discussion of Simtek regarding the pro forma combined financial statements. Exhibit 99.3 is incorporated by reference herein in its entirety. The audited Consolidated Balance Sheet of Simtek as of December 31, 2005, found on page 49 of Simtek's Annual Report on Form 10-K for the year ended December 31, 2005, filed on April 7, 2006, is incorporated herein by reference.

         The unaudited pro forma combined statements of operations for Simtek attached hereto are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of Simtek.

     (d) Exhibits.

         Exhibit Number    Description
         --------------    -----------

             99.2 Report of Independent Registered Public Accounting Firm, audited Statements of Finished Goods Inventory as of December 30, 2005 and December 31, 2004, audited Statements of nvSRAM Contribution for the period from January 1, 2005 to December 30, 2005 and for the year ended December 30, 2004, and Notes to Statements of ZMD.


             99.3 Unaudited pro forma combined statements of operations for Simtek and discussion regarding pro forma combined financial statements.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /S/ BRIAN ALLEMAN
                                          ------------------------------------
                                          Brian Alleman, Chief Financial Officer



April 6, 2006


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                                  EXHIBIT INDEX



Exhibit
Number              Description
------              -----------

 99.2 Report of Independent Registered Public Accounting Firm, audited Statements of Finished Goods Inventory as of December 30, 2005 and December 31, 2004, audited Statements of nvSRAM Contribution for the period from January 1, 2005 to December 30, 2005 and for the year ended December 30, 2004, and Notes to Statements of ZMD.

 99.3 Unaudited pro forma combined statements of operations for Simtek and discussion regarding pro forma combined financial statements.